Vessels	12 Months Ended
Dec. 31, 2012
Vessels (Abstract)
Vessels
5.	Vessels, net
An analysis of vessels is as follows:
Net Book Value
Carrying amount as at January 1, 2011	$707,339
Acquisitions and improvements	403,861
Depreciation	(37,214)
Carrying amount as at December 31, 2011	$1,073,986
Acquisition and improvements	133,105
Disposals	(156,128)
Impairment of vessels	(43,178)
Depreciation	(48,235)
Carrying amount as at December 31, 2012	$959,550

All of the Partnership's vessels as of December 31, 2012 have been provided as collateral to secure the Partnership's credit facilities.

On December 22, 2012, the Partnership acquired the shares of the vessel owning companies of two post panamax container carrier vessels the M/V Agamemnon and the M/V Archimidis from CMTC in exchange of the shares of the vessel owning companies of two very large crude carrier vessels the M/T Achilleas and the M/T Alexander The Great respectively (Note 3). The M/V Agamemnon and the M/V Archimidis have been recorded in the Partnership's financial statements at their fair value as quoted by independent brokers at the time of the acquisition of $68,000 and $65,000 respectively. In relation to the transaction described above the Partnership recorded an impairment charge of $43,178 which represents the difference between the carrying value of the M/T Achilleas and the M/T Alexander the Great of $180,928 and the fair market value of these vessels of $137,750 as quoted by independent brokers and is presented as “Vessels' impairment charge” in the Partnership's consolidated statements of comprehensive (loss) / income. The vessel-owning companies of the M/T Achilleas and the M/T Alexander the Great were deconsolidated from the Partnership accounts as of the date of their disposal to CMTC. Results of operations, cash flows, and assets and liabilities of these vessels prior to their disposal to CMTC are included in the Partnership's consolidated financial statements.

On February 14, 2012 the Company disposed the M/T Attikos, a 12,000 dwt chemical tanker built in 2005 for net proceeds of $9,807, to an unrelated third party. The Partnership realized a net gain on this disposal of $943 as the carrying value of the vessel at the time of her disposal was $8,864.

On April 4, 2012 the Company disposed the M/T Aristofanis, a 12,000 dwt, chemical tanker built in 2005 for net proceeds of $9,867, to an unrelated third party. The Partnership realized a net gain on this disposal of $353 as the carrying value of the vessel at the time of her disposal was $9,514.
During 2012 the M/T Avax, M/T Axios, M/T Akeraios, M/T Apostolos, M/T Anemos and M/T Atrotos (renamed El Pipila) underwent improvements following their respective first special survey. These costs for these six vessels amounted to $105 and were capitalized as part of the respective vessels' historic cost.

Following the acquisition of Crude, on September 30, 2011, (Note 3), the Partnership acquired the shares of the vessel owning companies of the M/T Alexander the Great, the M/T Achilleas, the M/T Miltiadis M II, the M/T Amoreux and the M/T Aias. These vessels have been recorded in the Partnership's financial statements at the amount of $351,750 which represents their respective fair value at the completion of the business acquisition.
On June 9, 2011 the Partnership acquired the shares of Patroklos, the vessel owning company of the M/V Cape Agamemnon for a total consideration of $83,525 (Note 3). The vessel has been recorded in the Partnerships' financial statements at its fair value at the time of acquisition of $51,500.
During 2011 the M/T Amore Mio II, M/T Arionas, M/T Agisilaos and M/T Assos (renamed Insurgentes), underwent improvements following their respective first special survey / dry docking. These costs for these four vessels amounted to $611 and were capitalized as part of the respective vessels' historic cost.